EXHIBIT 11 (a)


                                ERNST & YOUNG LLP




                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Reports" and to the use of our report dated May 1, 1997 which is incorporated by reference in this Registration Statement (Form N-1A No. 2-94935) of Cortland Trust, Inc.




                                                    /s/ Ernst & Young LLP
                                                        Ernst & Young LLP


New York, New York
March 12, 1998